SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 27, 2011
University General Health System, Inc.
(a Nevada Corporation)

333-140567	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

7501 Fannin Street
Houston, Texas 77054
(713) 375-7100

Hassan Chahadeh, M.D.
7501 Fannin Street
Houston, Texas 77054
(713) 375-7100
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01
    University General Health System, Inc., a diversified, integrated multi-specialty health delivery system, today announced the approval by its Board of Directors of a strategic growth plan to expand the Company’s services within the top 100 markets in the United States. Utilizing specific Company-developed criteria, this strategic growth plan identifies the top 100 markets for the advancement of a regional healthcare delivery system via acquisition and/or facilities development.

Exhibit No.                      Description

99.1	Press Release dated July 27, 2011 announcing University General Health System, Inc. reveals "Top 100" Strategic Growth Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: July 27, 2011	By: /s/ Hassan Chahadeh, M.D.
Name: Hassan Chahadeh, M.D. Title: Chairman of the Board

Exhibit 99.1
For Immediate Release

UNIVERSITY GENERAL HEALTH SYSTEM, INC. REVEALS
“TOP 100” STRATEGIC GROWTH PLAN

HOUSTON, Texas – July 27, 2011 -- University General Health System, Inc. (“University General”) (OTCQB: UGHS) (Other OTC: UGHS.PK), a diversified, integrated multi-specialty health delivery system, today announced the approval by its Board of Directors of a strategic growth plan to expand the Company’s services within the top 100 markets in the United States. Utilizing specific Company-developed criteria, this strategic growth plan identifies the top 100 markets for the advancement of a regional healthcare delivery system via acquisition and/or facilities development.

“This ‘Top 100’ market strategy is very aggressive and allows us to better define University General’s long-term growth potential. By utilizing specific market indicators, we have identified and will maintain a list of the 100 key markets wherein the Company can target the provision of regional health care solutions focused primarily on general acute care hospitals, ambulatory surgical centers, diagnostic imaging services and senior living communities,” stated University General Health System, Inc. Chairman and Chief Executive Officer, Hassan Chahadeh, M.D.

“University General’s path is clear. Our focal point is the general acute care hospital and the supporting facilities network that can be developed around this core business unit. Our initial expansion will target the southwestern United States, with national expansion to follow as opportunities arise,” added Dr. Chahadeh.

University General Health System, Inc.

University General Health System, Inc. ("University General") is a diversified, integrated multi-specialty health care provider that delivers concierge physician- and patient-oriented services by providing timely, innovative health solutions that are uniquely competitive, efficient, and adaptive in today’s health care delivery environment. The Company currently operates one hospital, two free-standing emergency rooms, and one ambulatory surgical center in the Houston area.  Also, University General owns three senior living facilities and manages six senior living facilities.  The Company plans to complete multiple additional acquisitions in 2011 and future years in Houston and other markets.

A fully-reporting company, University General Health System, Inc. is headquartered in Houston, Texas, and its common stock trades on the OTCQB Exchange under the symbol “UGHS”.

Forward-Looking Statements

The information in this news release includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements related to the future financial performance of the Company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful execution of growth strategies, product development and acceptance, the impact of competitive services and pricing, general economic conditions, and other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission.

For Additional Information, Please Contact:

RJ Falkner & Company, Inc., Investor Relations Counsel at (830) 693-4400 or via email at info@rjfalkner.com